UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

HYRECAR INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38561	47-2480487
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 South Grand Avenue, Suite 1650 Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

(888) 688-6769
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HYRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 9, 2021, HyreCar, Inc. (the “Company”) entered into an Equity Offering Sales Agreement (the “Sales Agreement”) with D.A. Davidson & Co. and Northland Securities, Inc., under which the Company may issue and sell from time to time shares of the Company’s common stock, $0.00001 par value per share, having an aggregate gross sales price of up to $50,000,000 through D.A. Davidson & Co. and Northland Securities, Inc., as sales agents. The Company has agreed to pay the sales agents a commission of 3.5% of the gross sales price of any shares of Company common stock sold under the Sales Agreement.

Because there is no minimum offering amount required pursuant to the Sales Agreement, the actual total public offering amount, commissions and proceeds to the Company, if any, are not determinable at this time. The Company expects to use any net proceeds for general corporate purposes, which may include operating expenses, working capital, and to further or execute upon potential strategic transactions or relationships.

The Company made certain customary representations, warranties, and covenants in the Sales Agreement and also agreed to indemnify the agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Sales Agreement is not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the Sales Agreement were made only for purposes of the Sales Agreement, including the allocation of risk between the parties thereto, and as of specific dates, were solely for the benefit of the parties to the Sales Agreement, and may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Sales Agreement.

A copy of the Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description
1.1	Equity Offering Sales Agreement, dated November 9, 2021, by and among the Company, D.A. Davidson & Co. and Northland Securities, Inc.
5.1	Opinion of Polsinelli PC regarding legality of the shares of common stock
23.1	Consent of Polsinelli PC (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyreCar Inc.

Date: November 9, 2021	/s/ Joseph Furnari
	By:	Joseph Furnari
Chief Executive Officer

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